EXHIBIT 21.1

                           WEINGARTEN REALTY INVESTORS
                     LIST OF SUBSIDIARIES OF THE REGISTRANT


                                                       STATE OF
SUBSIDIARY                                           INCORPORATION
---------------------------------------------------  -------------
Weingarten Realty Management Company. . . . . . . . .   Texas
Weingarten/Nostat, Inc. . . . . . . . . . . . . . . .   Texas
Weingarten/Lufkin, Inc. . . . . . . . . . . . . . . .   Texas
WRI/Post Oak, Inc.. . . . . . . . . . . . . . . . . .   Texas
A.T.D.N.L., Inc.. . . . . . . . . . . . . . . . . . .   Texas
WRI/Central Plaza, Inc. . . . . . . . . . . . . . . .   Texas
WRI/7080 Express Lane, Inc. . . . . . . . . . . . . .   Texas
Weingarten Properties Trust . . . . . . . . . . . . .   Texas
Main/O.S.T., Ltd. . . . . . . . . . . . . . . . . . .   Texas
Phelan Boulevard Venture. . . . . . . . . . . . . . .   Texas
Northwest Hollister Venture . . . . . . . . . . . . .   Texas
East Town, Lake Charles, Co.. . . . . . . . . . . . .  Louisiana
Alabama-Shepherd Shopping Center. . . . . . . . . . .   Texas
Sheldon Center, Ltd.. . . . . . . . . . . . . . . . .   Texas
Jacinto City, Ltd.. . . . . . . . . . . . . . . . . .   Texas
Weingarten/Finger Venture . . . . . . . . . . . . . .   Texas
Rosenberg, Ltd. . . . . . . . . . . . . . . . . . . .   Texas
Eastex Venture. . . . . . . . . . . . . . . . . . . .   Texas
South Loop-Long-Wayside Company . . . . . . . . . . .   Texas
Lisbon St. Shopping Trust . . . . . . . . . . . . . .   Maine
WRI/Crosby Venture. . . . . . . . . . . . . . . . . .   Texas
WRI/Dickinson Venture . . . . . . . . . . . . . . . .   Texas
Market at Town Center-Sugar Land Partnership. . . . .   Texas
Markham West Shopping Center, L. P. . . . . . . . . .  Delaware
AN/WRI Partnership, Ltd.. . . . . . . . . . . . . . .   Texas
Weingarten/Bridges at Smoky Hills . . . . . . . . . .   Texas
Weingarten/Miller Elizabeth Joint Venture . . . . . .   Texas
Miller Weingarten Realty, LLC . . . . . . . . . . . .  Colorado
Weingarten/Colorado, Inc. . . . . . . . . . . . . . .   Texas
Weingarten/Investments, Inc.. . . . . . . . . . . . .   Texas
Weingarten/Miller/Fiest Joint Venture . . . . . . . .   Texas
Weingarten/Miller Fiest II Joint Venture. . . . . . .   Texas
Weingarten/Miller/Englewood Joint Venture . . . . . .   Texas
Weingarten/Miller/Thorncreek Joint Venture. . . . . .   Texas
Weingarten-Murphy, Ltd. . . . . . . . . . . . . . . .   Texas
WRI/Bell Plaza, Inc.. . . . . . . . . . . . . . . . .   Texas
WRI/Pembroke, Ltd.. . . . . . . . . . . . . . . . . .   Texas
WRI/Shopping Centers I, Inc.. . . . . . . . . . . . .   Texas
WRI/Custer Park, Inc. . . . . . . . . . . . . . . . .   Texas
WRI/Lone Star, Inc. . . . . . . . . . . . . . . . . .   Texas
WRI/Pavilion, Inc.. . . . . . . . . . . . . . . . . .   Texas


                                     Table continued on next page

                                        EXHIBIT 21.1 (CONT'D.)


                                                       STATE OF
SUBSIDIARY                                           INCORPORATION
---------------------------------------------------  -------------
WRI/Regency Park, Inc. . . . . . . . . . . . . . . . .   Texas
WRI/Rockwall, Inc. . . . . . . . . . . . . . . . . . .   Texas
Nanocorp, Inc. . . . . . . . . . . . . . . . . . . . .   Texas
WRI Interest, Inc. . . . . . . . . . . . . . . . . . .   Texas
NEC Dalrock and SH 66, Ltd.. . . . . . . . . . . . . .   Texas
SPM/WRI College Station, L.P.. . . . . . . . . . . . .   Texas
SPM/WRI Overland Park, L.P.. . . . . . . . . . . . . .   Texas
SPM/WRI Rockwall, L.P. . . . . . . . . . . . . . . . .   Texas
S/W Albuquerque, L.P.. . . . . . . . . . . . . . . . .   Texas
Weingarten GS, Inc.. . . . . . . . . . . . . . . . . .   Texas
Weingarten GS Delaware, Inc. . . . . . . . . . . . . .  Delaware
Weingarten Golden State, Inc.. . . . . . . . . . . . .  Delaware
Weingarten/Miller Lowry Joint Venture. . . . . . . . .   Texas
Weingarten/Miller Aurora Joint Venture . . . . . . . .   Texas
WRI GS Partnership, L.P. . . . . . . . . . . . . . . .  Delaware
WRI Golden State, L.L.C. . . . . . . . . . . . . . . .  Delaware
